united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2017

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Annual Report

September 30, 2017

Fund Advisor:

Gratus Capital, LLC

3350 Riverwood Parkway, Suite 1550

Atlanta, GA, 30339

(800) 788-6086

www.marathonvalue.com

Dear Shareholder:

Imperfect understanding is a human condition. - George Soros

Did the bell finally ring, signifying the top of the equity markets? Some commentators seem to think this is the case, as the US Federal Reserve formally announced plans to gradually reduce their balance sheet over the coming years. From our perspective, we are still a little ways off, as it’s important to remember that bull markets do not die of old age. What follow are a few reasons we believe the next recession (a bull market killer) is not imminent: (1) for the first time since the last recession, all areas of the globe are in a synchronized economic upturn, (2) inflation continues to be restrained (currently below 2%), (3) despite the US Federal Reserve curtailing their asset purchase program, global monetary policy remains stimulative, (4) US deregulation is a top priority for the Trump Administration, (5) US tax cuts are an increasing possibility, (6) US consumer net worth is up 8% year over year, and (7) the bond market isn’t signaling duress. In this context, most risk markets should remain supportive of higher prices over the near term, but prudent risk management should continue to be implemented when opportunities arise (e.g., higher levels of cash, rebalancing, targeted portfolio de-risking).

2017 continues to be a year where equity markets find ways to defy expectations. To be sure, valuations in most equity markets are above historical averages. Yet this alone is no reason to fear a significant drawdown. With the exception of the October 1987 crash, most significant declines in the US equity market have been preceded by deteriorating fundamentals in the economy. On a global basis, this just isn’t the case currently for many of the reasons listed above. As we have done since the inception of the portfolio, we will continue to make use of a global opportunity set. While select opportunities can and will arise in the US markets, international equities have captured the majority of our research efforts. Shareholders should expect to see additional international holdings in the months to come.

Finally, though your fund is an equity-oriented strategy, we should touch on recent dynamics in the fixed income markets, as interest rates provide the foundation for valuation in all financial assets. Over the last 12 months, fixed income indices have generated a return consistent with our long term return estimate, even as the US Federal Reserve indicated it would initiate a balance sheet reduction program in October. First level thinking would suggest that rates would start to rise due to less demand for fixed income from the world’s central banks. Second level thinking, however, would identify that past periods (Quantitative Easing 1, Quantitative Easing 2, Operation Twist,) suggest rates may trend lower once the Federal Reserve starts tightening over the short/intermediate term. With the US Federal Reserve’s balance sheet at over $4 trillion in assets, this reduction program could take a lot longer to unwind than investors expect.

All this is to say, with the anchor of low interest rates and strong corporate earnings growth still in place, equity markets have the potential to continue to the upside. Your fund continues to hold higher-than-average levels of cash so that we are ready to act on momentary opportunities as they arise.

Management Discussion and Analysis

Over the twelve-month period ending September 30, 2017, Marathon Value (“Marathon” or “the Fund”) returned +13.56%. Marathon’s annualized performance since inception (March 28, 2000) is +8.10%. The comparable total returns for the S&P 500 benchmark are +18.61% and +5.00%. Since the Fund’s inception, the Fund’s cumulative total return has been +291.19%, versus the S&P500’s cumulative total return of +134.99% for a total return differential of +156.20% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
																		Since
																		Inception
																		as of
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	9/30/17

Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	-1.96%	13.73%	291.19%

S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	11.96%	134.99%

Annualized Total Returns
	For the Periods Ended September 30, 2017
		Three Year	Five Year	Ten Year	Since
	One Year	Average	Average	Average	Inception

Marathon Value Portfolio	13.56%	8.94%	11.21%	7.04%	8.10%

S&P 500 Index	18.61%	10.81%	14.22%	7.44%	5.00%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, is 1.10%

*	March 28, 2000 is the date the Portfolio Manager assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086. 5896-NLD-11/22/2017

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through September 30, 2017. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares . Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

For the 12 month period ending September 30, 2017, the Marathon Value Portfolio appreciated +13.56% versus the S&P 500 Total Return’s increase of +18.61%.

Again, we find ourselves in a market where (1) “growth” stocks (Russell 1000 Growth Index) are dramatically outperforming “value” stocks (Russell 1000 Value Index) over the past year, as seen in the relative performance (+6.82%) of R1000GR over R1000V. As shareholders may be aware, Marathon tends to lean toward a value orientation when analyzing high quality companies to add to the portfolio. This is one reason shareholders haven’t seen many high-flying technology names over the years (Alphabet being the exception). It’s because companies like Netflix, Amazon and Facebook have almost always traded at a premium valuation relative to the overall market. Yet, as the early 2000’s remind us, stocks can trade at elevated valuations for an extended period of time. We believe we are in one of those times, currently.

Moving to portfolio holdings, there was a wide variability between positions that worked well and those that didn’t contribute over the last 12 months.

The top three contributors to portfolio performance over the last 12 months are companies we have held in the portfolio for many years. These include the diversified industrial conglomerate Graco Inc. (GGG, +69.95%, 3.98% of assets), Northeast Bancorp (NBN, +126.42%, 1.85% of assets), and welding products manufacturer Lincoln Electric (LECO, +48.99%, 1.57% of assets). As the performance of NBN suggests above, the flattening of the yield curve over the last 12 months has positively impacted most of our banking and insurance holdings in the portfolio. We are looking for continued positive contributions from this segment as interest rates normalize.

Turning to the top three detractors to portfolio performance, each position declined for idiosyncratic factors. The most notable decliner in terms of portfolio contribution was Equifax (EFX, -20.24%, 1.44% of assets), which fell in value as a result of a massive data breach. Making matters worse, internal documents showed that company management knew of the breach days before it was revealed to the public. As a result, shares rerated downward in very rapid succession. Edwards Lifesciences Corp (EW, -9.33%, 2.22% of assets) declined over the last twelve months in sympathy with most other medical device companies as the fate of the Affordable Care Act (ACA) continues to hang in the balance. Finally, Advanced Auto Parts Inc. (AAP, -33.29%, 0.86% of assets) moved lower on news that Amazon would begin selling auto parts on their website.

Finally, the Marathon portfolio continues to benefit from the elevated level of mergers and acquisition activity (M&A) spurred on by depressed interest rates. Notably, the prior largest holding in the portfolio (Valspar) was acquired in a cash transaction by Sherwin-Williams. We are unhappy to see Valspar exit the portfolio, as it has been a standout performer for us over the years due to its unique leverage in an improving housing market as well as its disciplined management team. Yet the transaction brought cash back into the portfolio at a time when some are underappreciating the value of holding cash. This new cash, in our view, provides Marathon with optionality. We continue to remain vigilant in the current environment, preferring higher levels of cash and bonds (currently about 11% of fund assets) as we wait for compelling opportunities to arise.

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures(*) for the periods ended September 30, 2017, compared to its benchmark:

		Five	Ten	Inception*** through
	One	Year	Year	September 30, 2017
	Year	(Annualized)	(Annualized)	(Annualized)
Marathon Value Portfolio	13.56%	11.21%	7.16%	8.10%
S&P 500 Index **	18.61%	14.22%	7.44%	5.00%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s Net Assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2017:

Sectors	Percentage of Net Assets
Industrials	20.1%
Information Technology	18.4%
Financial Services	15.5%
Consumer Discretionary	11.3%
Healthcare	10.6%
Consumer Staples	8.1%
Government Obligation	4.1%
Energy	3.5%
Materials	3.6%
Real Estate Investment Trusts	2.7%
Other	2.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	COMMON STOCKS - 85.8%
	CONSUMER DISCRETIONARY - 10.6%
2,366	Adient PLC	$198,720
6,200	Advance Auto Parts, Inc.	615,040
12,600	Bed Bath & Beyond, Inc.	295,722
8,500	Genuine Parts Co.	813,025
4,368	John Wiley & Sons, Inc.	233,688
23,660	Johnson Controls Internet	953,261
15,300	Lowe’s Cos, Inc.	1,223,082
8,000	McDonald’s Corp.	1,253,440
1,475	Polaris Industries, Inc.	154,329
30,780	Reading International, Inc. *	483,862
7,000	Tiffany & Co.	642,460
8,000	Walt Disney Co./The	788,560
		7,655,189
	CONSUMER STAPLES - 8.1%
3,000	Archer-Daniels-Midland Co.	127,530
11,100	Campbell Soup Co.	519,702
12,700	Colgate-Palmolive Co.	925,195
6,300	Costco Wholesale Corp.	1,035,027
5,000	Kimberly-Clark Corp.	588,400
13,151	Koninklijke DSM NV - ADR	269,464
9,100	PepsiCo, Inc.	1,014,013
7,658	Procter & Gamble Co.	696,725
4,876	Sysco Corp.	263,060
5,200	Walgreens Boots Alliance	401,544
		5,840,660
	ENERGY - 2.6%
4,310	Anadarko Petroleum Corp.	210,544
6,600	ConocoPhillips	330,330
5,323	Exxon Mobil Corp.	436,380
8,000	Phillips 66	732,880
5,500	Sasol Ltd. - ADR	151,415
		1,861,549
	FINANCIAL SERVICES - 14.2%
3,013	Alleghany Corp. *	1,669,232
3,000	Aon PLC	438,300
9,000	Bank of Nova Scotia	578,250
6,500	Berkshire Hathaway, Inc. *	1,191,580
36,000	BofI Holding, Inc. *	1,024,920
5,030	M&T Bank Corp.	810,031
1,306	National Western Life Group, Inc.	455,794
11,000	New York Community Bancorp, Inc.	141,790
50,900	Northeast Bancorp	1,331,035
12,500	SunTrust Banks, Inc.	747,125
19,530	US Bancorp	1,046,613
900	White Mountains Insurance	771,300
		10,205,970

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	HEALTHCARE - 9.7%
13,497	Abbott Laboratories	$720,200
3,134	Becton Dickinson and Co.	614,107
8,500	Bristol-Myers Squibb Co.	541,790
5,500	Cardinal Health, Inc.	368,060
14,600	Edwards Lifesciences Corp. *	1,595,926
7,000	GlaxoSmithKline PLC - ADR	284,200
6,845	Novartis AG - ADR	587,643
8,000	Novo Nordisk A/S - ADR	385,200
8,723	Pfizer, Inc.	311,411
5,777	QIAGEN NV	181,976
6,050	Roche Holding AG *	193,600
8,500	Stryker Corp.	1,207,170
		6,991,283
	INDUSTRIALS - 19.5%
10,700	3M Co.	2,245,930
1,535	AMERCO	575,472
2,500	Atlas Air Worldwide Holdings, Inc. *	164,500
6,469	Eaton Corp. PLC	496,754
14,600	Emerson Electric Co.	917,464
9,800	Equifax, Inc.	1,038,702
2,300	Expeditors International of Washington, Inc.	137,678
12,000	Fastenal Co.	546,960
14,300	General Electric Co.	345,774
23,138	Graco, Inc.	2,861,939
8,300	Illinois Tool Works, Inc.	1,228,068
12,300	Lincoln Electric Holdings, Inc.	1,127,664
12,484	Raven Industries, Inc.	404,482
12,539	Secom Co., Ltd. - ADR	228,837
9,800	United Parcel Service, Inc.	1,176,882
6,000	Verisk Analytics, Inc. *	499,140
		13,996,246
	INFORMATION TECHNOLOGY - 18.1%
750	Alphabet, Inc. Class A *	730,290
1,103	Alphabet, Inc. Class C *	1,057,898
2,480	Analog Devices, Inc.	213,702
8,190	Apple, Inc.	1,262,243
6,700	Automatic Data Processing, Inc.	732,444
21,600	Avnet, Inc.	848,880
17,876	Cisco Systems, Inc.	601,170
22,500	Corning, Inc.	673,200
4,000	Donnelley Financial Solutions, Inc. *	86,240
14,700	Global Payments, Inc.	1,396,941
18,154	Intel Corp.	691,304
6,200	International Business Machines Corp.	899,496
11,400	Microsoft Corp.	849,186
31,600	Net 1 UEPS Technologies, Inc. *	307,784

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	INFORMATION TECHNOLOGY - 18.1% (Cont.)
9,000	TE Connectivity Ltd.	$747,540
12,200	Texas Instruments, Inc.	1,093,608
7,270	Zebra Technologies Corp. *	789,376
		12,981,302
	MATERIALS - 3.0%
18,000	PPG Industries, Inc.	1,955,880
10,400	Wheaton Precious Metals Corp.	198,536
		2,154,416

	TOTAL COMMON STOCK (Cost $26,233,148)	61,686,615

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.7%
8,064	Colony Capital, Inc.	101,284
4,800	EastGroup Properties, Inc.	422,976
5,500	Pebblebrook Hotel Trust	198,770
34,720	Weyerhaeuser Co.	1,181,521
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,097,837)	1,904,551

Par Value
	BONDS AND NOTES - 4.7%
	CONSUMER DISCRETIONARY - 0.7%
500,000	Sherwin-Williams Co., 1.35%, 12/15/2017	499,753

	ENERGY- 0.9%
173,000	Canadian Natural Resources Ltd., 1.75%, 1/15/2018	173,135
200,000	Statoil ASA, 1.25%, 11/9/2017	200,011
250,000	WPX Energy, Inc., 6.00%, 1/15/22	259,687
		632,833
	FINANCIAL SERVICES - 1.3%
550,000	Bank of Nova Scotia, 1.38% 12/18/2017	549,957
22,270	Countrywide Asset-Backed Certificates, 4.24%, 10/25/2032, Monthly US LIBOR +3.00% (A)	10,219
24,765	Impac CMB Trust Series 2003-8, 2.14%, 10/25/2033, Monthly US LIBOR +0.90% (A)	24,602
49,882	Impac CMB Trust Series 2004-4, 2.08%, 9/25/2034, Monthly US LIBOR +0.84% (A)	49,931
245,000	Wells Fargo & Co., 5.63%, 12/11/2017	246,936
		881,645
	HEALTHCARE - 0.9%
160,000	Aetna, Inc., 1.50%, 11/15/2017	159,985
250,000	Anthem, Inc., 1.88%, 1/15/2018	250,173
225,000	Covidien International Finance SA, 6.00%, 10/15/2017	225,324
		635,482
	INDUSTRIALS - 0.6%
260,000	Caterpillar Financial SE, 1.25%, 11/06/2017	259,965
200,000	General Electric Co., 1.60%, 11/20/2017	200,107
		460,072
	INFORMATION TECHNOLOGY - 0.3%
215,000	EMC Corp., 1.88%, 6/1/2018	214,181

	TOTAL BONDS AND NOTES (Cost $3,330,151)	3,323,966

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Par Value		Fair Value
	U.S. GOVERNMENT OBLIGATIONS - 4.1%
500,000	United States Treasury Bill, 0.00%, Due 10/5/2017	499,950
500,000	United States Treasury Bill, 0.00%, Due 10/12/2017	499,838
1,000,000	US Treasury Note, 1.25%, 11/30/2018	998,477
1,000,000	US Treasury Note, 1.75%, 3/31/2022	994,492
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $2,984,871)	2,992,757

Shares
	PREFERRED STOCK - 0.6%
	MATERIALS - 0.6%
4,000	El du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	$410,000

	SHORT-TERM INVESTMENT - 2.2%
1,580,805	Huntington Conservative Deposit Account, 0.88% (A)
	(Cost $1,580,805)	1,580,805

	TOTAL INVESTMENTS (Cost $35,535,390)(B) - 100.1%	$71,898,694

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	$(36,233)

	NET ASSETS - 100.0%	$71,862,461

*	Non-income producing securities.

ADR American Depositary Receipt.

CMB - Collateralized Mortgage Backed

(A)	Variable rate security; the rate shown represents the yield at September 30, 2017.

(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $35,496,964 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	36,810,969
Unrealized depreciation	(409,239)
Net unrealized appreciation	$36,401,730

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
At cost	$35,535,390
At fair value	$71,898,694
Dividends and interest receivable	105,023
Other assets	5,109
TOTAL ASSETS	72,008,826

LIABILITIES
Payable for fund shares redeemed	108,267
Investment advisory fees payable (a)	38,098
TOTAL LIABILITIES	146,365
NET ASSETS	$71,862,461

Net Assets Consist Of:
Paid in capital	$31,266,190
Undistributed net investment income	458,057
Accumulated net realized gain from security transactions and foreign currency transactions	3,774,875
Net unrealized appreciation on investments and foreign currency transactions	36,363,339
NET ASSETS	$71,862,461

Net Asset Value Per Share:
Shares:
Net Assets	$71,862,461
Shares of beneficial interest outstanding (b)	2,620,279

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$27.43

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS

Year Ended
September 30,
2017
INVESTMENT INCOME
Dividends (net of foreign withholding tax of $7,875)	$1,126,864
Interest	67,909
TOTAL INVESTMENT INCOME	1,194,773

EXPENSES
Investment advisory fees (a)	753,617
TOTAL EXPENSES	753,617

NET INVESTMENT INCOME	441,156

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from investments and foreign currency transactions	3,759,954
Net change in unrealized appreciation on investments and foreign currency transactions	4,339,211

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	8,099,165

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,540,321

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended	Year Ended
	September 30, 2017	September 30, 2016 (a)	October 31, 2015
FROM OPERATIONS
Net investment income	$441,156	$444,742	$425,985
Net realized gain from investments and foreign currency transactions	3,759,954	811,768	446,011
Net change in unrealized appreciation on investments	4,339,211	3,115,067	1,415,163
Net increase in net assets resulting from operations	8,540,321	4,371,577	2,287,159

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(316,589)	(427,736)	(411,894)
From net realized gains	(838,375)	(446,836)	(1,149,058)
Net decrease in net assets from distributions to shareholders	(1,154,964)	(874,572)	(1,560,952)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	8,214,412	741,450	2,629,775
Reinvestment of distributions to shareholders	1,151,199	873,781	1,559,285
Payments for shares redeemed	(7,872,342)	(5,434,490)	(8,742,368)
Net increase (decrease) in net assets from shares of beneficial interest	1,493,269	(3,819,259)	(4,553,308)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,878,626	(322,254)	(3,827,101)

NET ASSETS
Beginning of Period	62,983,835	63,306,089	67,133,190
End of Period *	$71,862,461	$62,983,835	$63,306,089
* Includes undistributed net investment income of:	$458,057	$348,753	$358,108

SHARE ACTIVITY
Shares Sold	313,679	32,891	114,736
Shares Reinvested	45,865	39,396	69,829
Shares Redeemed	(300,975)	(234,759)	(377,905)
Net increase (decrease) from share activity	58,569	(162,472)	(193,340)

(a)	Represents the period November 1, 2015, through September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30.

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Period Ended		Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,		October 31,	October 31,		October 31,		October 31,
	2017	2016 (f)		2015	2014		2013		2012

Net asset value, beginning of period	$24.59	$23.24		$23.01	$21.88		$17.72		$16.52
Activity from investment operations:
Net investment income	0.17 (b)	0.17	(b)	0.15 (b)	0.13	(b)	0.12	(b)	0.13
Net realized and unrealized gain on investments	3.12	1.51		0.62	1.69		4.33		1.51
Total from investment operations	3.29	1.68		0.77	1.82		4.45		1.64
Less distributions from:
Net investment income	(0.12)	(0.16)		(0.14)	(0.08)		(0.14)		(0.11)
Net realized gains	(0.33)	(0.17)		(0.40)	(0.61)		(0.15)		(0.33)
Total distributions	(0.45)	(0.33)		(0.54)	(0.69)		(0.29)		(0.44)
Net asset value, end of period	$27.43	$24.59		$23.24	$23.01		$21.88		$17.72
Total return (a)	13.56%	7.36	% (h)	3.46%	8.58%		25.48%		10.24%
Net assets, end of period (000s)	$71,862	$62,984		$63,306	$67,133		$64,045		$50,357
Ratio of expenses to average net assets (c)	1.10%	1.10	% (g)	1.10%	1.13	% (e)	1.21	% (d)	1.25%
Ratio of net investment income to average net assets	0.64%	0.79	% (g)	0.65%	0.56%		0.61%		0.75%
Portfolio Turnover Rate	15%	6	% (h)	12%	16%		10%		13%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%.

(e)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

(f)	Represents the period November 1, 2015 through September 30, 2016. See Note 1.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

Marathon Value Portfolio (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a former series of the Unified Series Trust (the “Predecessor Fund”), which in turn was the successor to the Marathon Value Portfolio, formerly of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Effective May 1, 2016, Gratus Capital LLC (“Gratus” or the “Advisor”) began serving as the Fund’s investment advisor. Prior to May 1, 2016, Spectrum Advisory Services, Inc. (“Spectrum”) served as the Fund’s advisor.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017, for the Fund’s investments measured at fair value:

		Level 2	Level 3
	Level 1	(Other Significant	(Other Significant
Assets*	(Quoted Prices)	Observable Inputs)	Observable Inputs)	Total
Common Stocks	$61,686,615	$—	$—	$61,686,615
Real Estate Investment Trust (REITs)	1,904,551			1,904,551
Bonds and Notes	—	3,323,966	—	3,323,966
US Government Obligations	—	2,992,757	—	2,992,757
Preferred Stock	410,000	—	—	410,000
Short-Term Investment	—	1,580,805	—	1,580,805
Total	$64,001,166	$7,897,528	$—	$71,898,694

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from Real Estate Investment Trusts (“REITs”) securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2014 – 2015, September 30, 2016, or expected to be taken in the Fund’s September 30, 2017 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $7,753,879 and $9,739,488, respectively. The cost of purchases and proceeds from sales of U.S. Government securities for the year ended September 30, 2017 amounted to $2,982,220 and $484,277, respectively.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Gratus Capital, LLC (“Gratus”) has served as the Fund’s investment adviser since May 1, 2016 and is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”). Focus is a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth managed firms. On July 3, 2017, two private equity firms, Stone Point Capital LLC and Kohlberg Kravis Roberts & Co. L.P., through an affiliate, made a majority investment in Focus (the “Transaction”), which resulted in a change in control of Focus. Since Gratus is a wholly-owned subsidiary of Focus, the Transaction resulted in an indirect change in control of Gratus. Under the Investment Company Act of 1940, as amended (the “1940 Act’), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement. The Transaction was presumed to constitute a “change in control” of Gratus for purposes of the 1940 Act, causing the “assignment” and resulting termination of the prior investment advisory agreement with Gratus, dated June 10, 2016 (the “Prior Agreement”). In order for Gratus to continue to serve as the investment adviser to the Fund, at an in-person meeting on May 30, 2017 (the “Board Meeting”), the Board approved a new advisory agreement with Gratus (the “Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders were asked to approve the proposed Advisory Agreement with Gratus. At the Board Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and Gratus (the “Interim Advisory Agreement”). The Interim Advisory Agreement was effective for 150 days from the close of the Transaction on July 3, 2017 until the Advisory Agreement was approved by shareholders on October 27, 2017. Both the Advisory Agreement and the Interim Advisory Agreement are similar in all material respects to the Prior Agreement.

Under the terms of Advisory Agreement, the Advisor provides investment advisory services and pays the Fund’s operating expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the year ended September 30, 2017 Gratus earned fees of $753,617 based on the Advisory Agreement.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended September 30, 2017, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, the Advisor (as part of the universal fee) pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Advisor (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor (as part of the universal fee).

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Compensation of Directors. Effective January 1, 2017, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $20,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2016 through December 31, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $16,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairman receives a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust. Trustee Compensation is paid by the Trust and allocated between the funds of the Trust as discussed in Note 2. The Advisor pays the Fund’s portion of the Trustee’s expenses (as part of the universal fee). The total amount allocated to the Fund for the year ended September 30, 2017, was $11,020.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$333,158	$427,736
Long-Term Capital Gain	821,806	446,836
Return of Capital	—	—
	$1,154,964	$874,572

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed		Other	Post October	Unrealized	Total
Ordinary	Long-Term	Capital Loss	Book/Tax	Loss and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Deprecation)	Earnings/(Deficits)
$419,631	$3,774,875	$—	$—	$—	$36,401,765	$40,596,271

The difference between book basis and tax basis unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, tax adjustments for return of capital distributions from C-Corporations, paydown gains and losses, and the reclassification of Fund distributions, resulted in reclassification for the year ended September 30, 2017 as follows:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gains
Paid in Capital	(Loss)	(Loss)
$—	$(15,263)	$15,263

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2017, Charles Schwab & Co. was the record owner of 80.13% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Shareholder Voting Results

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, October 27, 2017, shareholders of record as of the close of business on June 30, 2017 voted to approve the following proposal:

Proposal: To approve a new Advisory Agreement between the Northern Lights Fund Trust III, on behalf of the Marathon Value Portfolio and Gratus Capital, LLC.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
1,261,381	186,440

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marathon Value Portfolio and Board of Trustees of
Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the three periods in the period then ended and the financial highlights for the periods ended September 30, 2017 and September 30, 2016, and for the periods ended October 31, 2015, 2014, 2013 and 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of September 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2017

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

Marathon Value Portfolio
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	4/1/17	9/30/17	4/1/17-9/30/17*	4/1/17-9/30/17
	$1,000.00	$1,045.00	$5.64	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	4/1/17	9/30/17	4/1/17-9/30/17*	4/1/17-9/30/17
	$1,000.00	$1,019.55	$5.57	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Member of the AICPA Auditing Standards Board, AICPA (2008- 2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (1976-2014); President, Celeritas Rail Consulting (since 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/17-NLFT III-v1

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President**	August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012– 2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012- 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

**	Mr. Curley was elected President of the Trust, effective February 24, 2017, and resigned from his position as President of the Trust effective August 29, 2017. James Ash resigned from his position as President of the Trust effective February 24, 2017.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-788-6086.

9/30/17-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

Marathon Value Portfolio
OTHER INFORMATION
September 30, 2017 (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III
17605 Wright Street
Omaha, NE 68130

ADVISOR
Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA, 30339

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $13,500

2016 – $13,500

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $3,000

2016 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $2,500

2016 –$2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 11/29/2017

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 11/29/2017